--------------------------------------------------------------------------------
                                                    WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
 Wallace R. Weitz & Company

DISTRIBUTOR
 Weitz Securities, Inc.

CUSTODIAN
 Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
 Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Fixed Income Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus.This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                             FIXED INCOME PORTFOLIO

                                  SEMI-ANNUAL
                                     REPORT

                               SEPTEMBER 30, 1997

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Portfolio for the one and five year periods ended September 30, 1997, and for the period since inception, calculated in accordance with SEC standardized formulas.

                      VALUE OF      VALUE OF      VALUE OF
                       INITIAL     CUMULATIVE    CUMULATIVE     TOTAL     ANNUAL
                       $10,000    CAPITAL GAIN   REINVESTED   VALUE OF    RATE OF
PERIOD ENDED         INVESTMENT   DISTRIBUTIONS   DIVIDENDS    SHARES     RETURN
-------------------  -----------  -------------  -----------  ---------  ---------

Dec. 23, 1988         $  10,000        --                --   $  10,000         --
Dec. 31, 1988             9,939        --                68      10,007         --
Dec. 31, 1989            10,020        --               900      10,920        9.1%
Dec. 31, 1990            10,232        12             1,661      11,905        9.0
Dec. 31, 1991            10,625        13             2,597      13,235       11.4
Dec. 31, 1992            10,557        13             3,396      13,966        5.5
Dec. 31, 1993            10,820        14             4,258      15,092        8.1
Dec. 31, 1994             9,961        13             4,763      14,737       -2.4
Dec. 31, 1995            10,847        14             6,199      17,060       15.8
Dec. 31, 1996            10,637        13             7,158      17,808        4.4
Sept. 30, 1997           10,989        14             7,905      18,908        6.2+

The portfolio's average annual total return for the one and five year periods ended September 30, 1997, and for the period since inception (December 23, 1988), were 9.3%, 6.2% and 7.6%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $7,527. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the nine month period 1/1/97 through 9/30/97.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                    SEPTEMBER 30, 1997 - SEMI-ANNUAL REPORT

                                                                 October 9, 1997

Dear Fellow Shareholder:

      The Fixed Income Portfolio's total return for the third quarter of 1997 was 3.1%, a near repeat performance of the second quarter as bond prices continued to rise (yields declined). The quarter's return consisted of +1.5% from net interest income (after deducting fees and expenses) and +1.6% from (unrealized) appreciation of our bonds. This brings our year to date return, as shown on the previous page, to +6.2%. The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund. (Returns shown are after deducting all fees and expenses.)

                                                1 YEAR    5 YEARS
                                                -------   -------
      Fixed Income Portfolio                       9.3%     6.2%
      Average Intermediate Investment
       Grade Fixed Income Fund*                    8.9%     6.2%

      *Source: Lipper Analytical Services

MARKET REVIEW

      The economy continued to surprise investors, economists, and us in the third quarter with its ability to generate strong growth without triggering inflation pressures. New jobs, for instance, have been created at a rate of 226,000 per month so far in 1997. The national unemployment rate remains below 5% with some individual states (Nebraska, for instance) below 3%. Incomes and consumer confidence levels have been on the rise. Inflation, however, is conspicuous by its absence. Consumer prices through eight months have risen at a meager 1.6% annual rate. Bond investors were encouraged since slowing inflation means the securities they own retain more of their purchasing power over time.

      The Federal Reserve is faced with a dilemma in its role in implementing monetary policy. Historically, economic growth of the kind we are experiencing would tend to strain the capacity of our economy and result in rising inflation. So far, though, strong growth and low inflation have been able to coexist for over a year. Weak overseas economies (especially in Japan), currency crises in developing countries, and the globalization of the world-wide economy could partly explain our "best of all worlds" environment. This has led some market participants to proclaim that we have entered a "new era" where the U.S. economy can continue to grow indefinitely with little or no inflation. While we remain cautiously optimistic regarding the outlook for interest rates, we firmly believe that the business cycle has not been repealed and that this complacency will lead to surprises for some down the road.

      Interest rates, like stock prices, gyrate minute to minute based on a host of factors that rarely have implications for long-term investors. Bill Gross, a well regarded bond investor, recently wrote a book entitled EVERYTHING YOU'VE HEARD ABOUT INVESTING IS WRONG! that attempts to eliminate the "noise" so common in today's bond market. We might recommend skipping the personal anecdotes and opinions, but he does address bonds from a long-term investor's perspective that is interesting in the current interest rate environment.

PORTFOLIO REVIEW

      The entire portfolio is listed later in this report, but the following table provides a snapshot of some of the vital characteristics as of September 30:

      Average Maturity                          7.1 years
      Average Duration                          3.6 years
      Average Coupon                            7.0%
      30-Day SEC Yield at 9-30-97               6.2%
      Average Rating                            AA

FAREWELL TO ERIC -- WELCOME TO MARY JEWELL

      Eric Ball joined us last year to help clients with their investment questions and financial planning. We and our clients enjoyed working with him. But Eric's first love is portfolio management, and this summer he received the offer he could not refuse. So, he has left us to help manage a private hedge fund, and we wish him the very best.

      In looking for a replacement for Eric, we asked lawyers, accountants, bankers, and clients for the names of the investment professionals they admired, trusted, and liked to work with. We talked to several people, none of whom were looking for a new job, and have hired Mary Jewell. Mary is a graduate of Creighton Law School, and comes to us after 12 years in the trust department of a major bank. She is available to talk to retirement plan participants or individual shareholders about personal financial planning, asset allocation, or any other questions you may have. Her job is to make your financial life easier, so please feel free to call her and introduce yourself. I think you will enjoy working with her.

Best regards,
/s/ Wallace R. Weitz                      /s/ Thomas Carney
Wallace R. Weitz                          Thomas Carney
President, Portfolio Manager              Portfolio Manager

SHAREHOLDER VOTE

      On June 2, 1997, a special meeting of the shareholders of Weitz Series Fund, Inc. (The "Fund"), consisting of the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio and the Hickory Portfolio (each, a "Portfolio") was held at which the following proposals were approved by the shareholders:

     PROPOSAL 1: TO ELECT SIX MEMBERS OF THE BOARD OF DIRECTORS OF THE FUND. (SHAREHOLDERS OF ALL PORTFOLIOS VOTING)

                                                                                  ABSTAIN/BROKER
                                                    FOR        AGAINST/WITHHELD   NON-VOTES
                                               -------------   ----------------   -------------
     Wallace R. Weitz........................     15,502,256           109,974               0
     John W. Hancock.........................     15,491,314           120,916               0
     Richard D. Holland......................     15,501,594           110,636               0
     Thomas R. Pansing Jr....................     15,499,945           112,285               0
     Delmer L. Toebben.......................     15,490,181           122,049               0
     Lorraine Chang..........................     15,494,823           117,407               0

     PROPOSAL 2: TO RATIFY THE SELECTION OF MCGLADREY & PULLEN, LLP, AS INDEPENDENT AUDITORS FOR THE FUND. (SHAREHOLDERS OF ALL PORTFOLIOS VOTING)

                                                                                  ABSTAIN/BROKER
                                                    FOR        AGAINST/WITHHELD   NON-VOTES
                                               -------------   ----------------   -------------
                                                  15,253,977            35,308         322,945

     PROPOSAL 3: TO AMEND THE BYLAWS OF THE FUND TO CONFORM THE REQUIREMENTS THEREIN RELATING TO ELECTION OF THE BOARD OF DIRECTORS BY THE SHAREHOLDERS TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940. (SHAREHOLDERS OF ALL PORTFOLIOS VOTING)

                                                                                  ABSTAIN/BROKER
                                                    FOR        AGAINST/WITHHELD   NON-VOTES
                                               -------------   ----------------   -------------
                                                  15,212,675            17,225         382,330

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

               FACE
RATING        AMOUNT                                                                         COST             VALUE
------      ----------                                                                    -----------      ------------
                            CORPORATE BONDS -- 21.1%
A           $  500,000      Lehman Brothers Holdings Notes 7.625% 7/15/99                 $   500,150      $    511,277
BBB            500,000      Salomon, Inc. Sr. Notes 7.125% 8/01/99                            500,000           507,902
A              500,000      Phillip Morris Notes 7.125% 8/15/02                               500,000           509,474
BBB            500,000      Tenneco, Inc. Notes 8.075% 10/01/02                               498,390           532,910
BB+             48,000      Homeside, Inc. 11.25% 5/15/03                                      48,000            56,640
               250,000      Local Financial Corp. 11.0% 9/08/04                               250,000           262,500
BBB          1,000,000      ConAgra, Inc. Sub. Notes 7.4% 9/15/04                           1,000,000         1,038,337
A-             600,000      General Motors Acceptance Corp. Debs. 6.625% 10/15/05             597,188           598,321
BB+            500,000      Dime Savings 10.5% 11/15/05                                       531,069           538,750
AA-          1,000,000      Merrill Lynch 7.15% 7/30/12                                     1,000,000           998,953
AAA              1,000      Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                        1,050             1,054
                                                                                          -----------      ------------
                                    Total Corporate Bonds                                   5,425,847         5,556,118
                                                                                          -----------      ------------

                            MORTGAGE-BACKED SECURITIES -- 19.6%
AAA             52,650      Federal Natl. Mtg Assn. 11.0% 1/01/01
                             (Avg. Life 1.4 years)                                             53,662            53,966
AAA             70,017      Federal Home Loan Mtg. Corp. 9.5% 9/01/03
                             (Avg. Life 2.2 years)                                             70,017            72,643
AAA            500,000      Federal Natl. Mtg. Assn. REMIC Planned
                             Amortization Class 7.5% 4/25/19 (Avg. Life 4.9 years)            495,713           511,250
AAA            500,000      Federal Natl. Mtg. Assn. REMIC Planned
                             Amortization Class 6.5% 10/25/18 (Avg. Life 6.1 years)           485,763           491,250
AAA            500,000      Federal Home Loan Mtg. Corp. REMIC Planned
                             Amortization Class 6.65% 9/15/21 (Avg. Life 6.6 years)           490,332           493,906
AAA          1,000,000      Federal Home Loan Mtg. Corp. REMIC Planned
                             Amortization Class 6.75% 12/15/21 (Avg. Life 6.6 years)          991,769           998,125
AAA          1,000,000      Federal Home Loan Mtg. Corp. REMIC Planned
                             Amortization Class 7.0% 8/15/20 (Avg. Life 7.2 years)          1,003,727         1,006,250
AAA          1,000,000      Federal Home Loan Mtg. Corp. REMIC Planned
                             Amortization Class 7.0% 4/15/21 (Avg. Life 7.9 years)            975,339         1,008,750
AAA            500,000      Federal Home Loan Mtg. Corp. REMIC Planned
                             Amortization Class 7.0% 7/15/21 (Avg. Life 10.4 years)           495,314           501,875
                                                                                          -----------      ------------
                                    Total Mortgage-Backed Securities                        5,061,636         5,138,015
                                                                                          -----------      ------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

               FACE
RATING        AMOUNT                                                                         COST             VALUE
------      ----------                                                                    -----------      ------------
                            TAXABLE MUNICIPAL BONDS -- 4.0%
AA+             50,000      Missouri Hsg. Dev. Comm. 8.6% 9/01/05                         $    50,296      $     50,250
AAA            325,000      Baltimore Maryland 7.25% 10/15/05                                 329,869           339,337
AAA            235,000      Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13                             235,000           236,175
AAA            425,000      Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14                            425,000           429,250
                                                                                          -----------      ------------
                                    Total Taxable Municipal Bonds                           1,040,165         1,055,012
                                                                                          -----------      ------------
                            U.S. GOVERNMENT AND
                             AGENCY SECURITIES -- 44.9%
AAA         $  100,100      U.S. Treasury Zero Coupon Receipts 2/15/98                         97,846            97,994
AAA             99,960      U.S. Treasury Zero Coupon Receipts 2/15/99                         91,713            92,168
AAA          1,000,000      Federal Home Loan Bank 6.77% 3/20/02                            1,000,000         1,003,906
AAA          1,000,000      Federal Natl. Mtg. Assn. 7.54% 6/04/04                          1,004,522         1,006,875
AAA          2,500,000      Federal Natl. Mtg. Assn. 7.55% 6/10/04                          2,498,999         2,544,141
AAA            100,000      U.S. Treasury Note 8.25% 5/15/05                                  103,956           105,125
AAA          1,000,000      Federal Home Loan Mtg. Corp. 7.09% 6/01/05                      1,001,980         1,009,850
AAA          1,000,000      Federal Natl. Mtg. Assn. 7.27% 8/24/05                          1,001,165         1,017,031
AAA            500,000      Federal Home Loan Bank 6.44% 11/28/05                             500,640           504,609
AAA          1,000,000      Federal Natl. Mtg. Assn. 6.64% 2/02/06                          1,000,000           985,463
AAA            500,000      Federal Home Loan Mtg. Corp. 6.407% 2/22/06                       496,857           490,860
AAA          1,000,000      Federal Natl. Mtg. Assn. 7.15% 10/11/06                           981,341         1,015,781
AAA            950,000      Federl Natl. Mtg. Assn. 7.44% 11/06/06                            953,491           950,148
AAA          1,000,000      Federal Home Loan Mtg. Corp. 6.77% 3/21/11                        926,310           977,969
                                                                                          -----------      ------------
                                    Total U.S. Government and Agency Securities            11,658,820        11,801,920
                                                                                          -----------      ------------

              SHARES
            ----------
                            NON-CONVERTIBLE PREFERRED
                             STOCKS -- 1.0%
                 5,000      Crown American Realty Trust 11.0% Pfd. Series A                   250,000           267,500
                                                                                          -----------      ------------
               FACE
              AMOUNT
            ----------
                            SHORT-TERM SECURITIES -- 8.1%
            $2,133,141      Norwest U.S. Government Money Market Fund                       2,133,141         2,133,141
                                                                                          -----------      ------------
                                    Total Investments in Securities                       $25,569,609        25,951,706
                                                                                          -----------      ------------
                                                                                          -----------
                            Other Assets Less Liabilities -- 1.3%                                               334,845
                                                                                                           ------------
                                    Total Net Assets -- 100%                                               $ 26,286,551
                                                                                                           ------------
                                                                                                           ------------
                                    Net Asset Value Per Share                                              $     11.145
                                                                                                           ------------
                                                                                                           ------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $25,569,609)                          $ 25,951,706
    Accrued interest                                                                   347,232
                                                                                  ------------
            Total assets                                                            26,298,938
                                                                                  ------------

Liabilities:
    Accrued expense                                                                      1,967
    Due to adviser                                                                      10,420
                                                                                  ------------
            Total liabilities                                                           12,387
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $ 26,286,551
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                           2,359
    Additional paid-in capital                                                      25,976,338
    Accumulated undistributed net investment income                                    385,716
    Accumulated undistributed net realized loss                                       (459,959)
    Net unrealized apprecation of investments (note 5)                                 382,097
                                                                                  ------------
        Net assets                                                                $ 26,286,551
                                                                                  ------------
                                                                                  ------------

Net asset value and redemption price per share of outstanding
 capital stock (2,358,626 shares outstanding)                                     $     11.145
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

Investment income:
    Dividends                                                                                  $     4,965
    Interest                                                                                       817,389
                                                                                               -----------
        Total investment income                                                                    822,354
                                                                                               -----------

Expenses (note 3):
    Investment advisory fee                                                       $    59,387
    Administrative fee                                                                 28,434
    Audit fees                                                                         10,392
    Directors fees                                                                        562
    Other expenses                                                                     15,418
                                                                                  -----------
    Total expenses                                                                                 114,193
    Less administrative fee waived by investment adviser                                           (25,112)
                                                                                               -----------

        Net expenses                                                                                89,081
                                                                                               -----------

        Net investment income                                                                      733,273
                                                                                               -----------

Realized and unrealized loss on investments:
    Realized loss on investments                                                                      (469)
    Net unrealized depreciation of investments                                                     704,223
                                                                                               -----------
        Net realized and unrealized loss on investments                                            703,754
                                                                                               -----------

        Net increase in net assets resulting from operations                                   $ 1,437,027
                                                                                               -----------
                                                                                               -----------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED
                                                                                 SEPT. 30, 1997      YEAR ENDED
                                                                                   (UNAUDITED)     MARCH 31, 1997
                                                                                -----------------  --------------
Increase in net assets:
    From operations:
        Net investment income                                                     $     733,273     $  1,091,889
        Net realized loss                                                                  (469)         (14,283)
        Net unrealized appreciation (depreciation)                                      704,223         (288,919)
                                                                                -----------------  --------------
            Net increase in net assets resulting from operations                      1,437,027          788,687
                                                                                -----------------  --------------

    Distributions to shareholders from:
        Net investment income                                                          (643,512)      (1,044,634)
                                                                                -----------------  --------------
            Total distributions                                                        (643,512)      (1,044,634)
                                                                                -----------------  --------------

    Capital share transactions (note 4):
        Proceeds from sales                                                           5,264,546       11,280,073
        Payments for redemptions                                                     (2,715,000)      (6,523,492)
        Reinvestment of distributions                                                   594,450          947,032
                                                                                -----------------  --------------
            Total increase from capital share transactions                            3,143,996        5,703,613
                                                                                -----------------  --------------
            Total increase in net assets                                              3,937,511        5,447,666
                                                                                -----------------  --------------

Net assets:

    Beginning of period                                                              22,349,040       16,901,374
                                                                                -----------------  --------------

    End of period                                                                 $  26,286,551     $ 22,349,040
                                                                                -----------------  --------------
                                                                                -----------------  --------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Fixed Income Portfolio outstanding throughout the periods indicated.

                            SIX MONTHS
                               ENDED
                             SEPT. 30,                                    YEAR ENDED MARCH 31,
                               1997       -------------------------------------------------------------------------------------
                            (UNAUDITED)     1997       1996       1995       1994       1993       1992       1991       1990
                            -----------   --------   --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING
 OF PERIOD                    $ 10.770    $10.900    $10.608    $10.778    $11.105    $10.781    $10.644    $10.296    $10.236
                            -----------   --------   --------   --------   --------   --------   --------   --------   --------

INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income          0.321      0.659      0.645      0.667      0.551      0.615      0.720      0.613      0.874
  Net gains or losses on
   securities (realized
   and unrealized)               0.354     (0.112)     0.312     (0.224)    (0.290)     0.360      0.149      0.417      0.002
                            -----------   --------   --------   --------   --------   --------   --------   --------   --------
  Total from investment
   operations                    0.675      0.547      0.957      0.443      0.261      0.975      0.869      1.030      0.876
                            -----------   --------   --------   --------   --------   --------   --------   --------   --------

LESS DISTRIBUTIONS:
  Dividends from net
   investment income            (0.300)    (0.677)    (0.665)    (0.613)    (0.588)    (0.651)    (0.731)    (0.671)    (0.816)
  Distributions from
   realized gains                   --         --         --         --         --         --     (0.001)    (0.011)        --
                            -----------   --------   --------   --------   --------   --------   --------   --------   --------
  Total distributions           (0.300)    (0.677)    (0.665)    (0.613)    (0.588)    (0.651)    (0.732)    (0.682)    (0.816)
                            -----------   --------   --------   --------   --------   --------   --------   --------   --------

NET ASSET VALUE, END OF
 PERIOD                       $ 11.145    $10.770    $10.900    $10.608    $10.778    $11.105    $10.781    $10.644    $10.296
                            -----------   --------   --------   --------   --------   --------   --------   --------   --------
                            -----------   --------   --------   --------   --------   --------   --------   --------   --------

TOTAL RETURN                    6.4%++       5.2%       9.2%       4.4%       2.3%       9.4%       8.6%      10.4%       8.9%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period ($000)              $ 26,287    $22,349    $16,901    $11,824    $20,560    $19,655    $11,691    $ 6,261    $ 1,419
  Ratio of net expenses to
   average net assets+          0.75%*      0.75%      0.75%      0.75%      0.75%      0.76%      0.72%      0.73%      0.62%
  Ratio of net investment
   income to average net
   assets                       6.17%*      6.30%      6.18%      6.16%      4.94%      6.22%      7.50%      8.45%      8.22%
  Portfolio turnover rate          13%        24%        28%        49%        12%        15%        31%         8%        30%

                              DEC. 23,
                                1988
                            (INCEPTION)
                                 TO
                             MARCH 31,
                                1989
                            ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                     $ 10.142
                            ------------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income           0.210
  Net gains or losses on
   securities (realized
   and unrealized)               (0.047)
                            ------------
  Total from investment
   operations                     0.163
                            ------------
LESS DISTRIBUTIONS:
  Dividends from net
   investment income             (0.069)
  Distributions from
   realized gains                    --
                            ------------
  Total distributions            (0.069)
                            ------------
NET ASSET VALUE, END OF
 PERIOD                        $ 10.236
                            ------------
                            ------------
TOTAL RETURN                     1.6%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period ($000)               $  1,316
  Ratio of net expenses to
   average net assets+            1.00%
  Ratio of net investment
   income to average net
   assets                         9.32%
  Portfolio turnover rate            0%

*Annualized
+Absent voluntary waivers, the expense ratio would have been 0.96% for the six months ended September 30, 1997 and 0.93% and 0.95% for the years ended March 31, 1997 and 1996, respectively.
++ Not annualized

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1997, the Fund had four series: the Fixed Income Portfolio, the Value Portfolio, the Government Money Market Portfolio, and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Fixed Income Portfolio (the "Portfolio").

    The Portfolio's investment objective is high current income consistent with preservation of capital. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (a) VALUATION OF INVESTMENTS

       Investment securities are carried at market determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange are valued at the last quoted sales price.

          - Securities not listed on an exchange or securities in which there were no reported transactions will be valued at the mean between the last current closing bid and ask prices.

          - Securities or other assets for which reliable recent market quotations are not readily available will be valued at fair market value as determined in good faith by or under the direction of the Company's Board of Directors or a committee of the Board.

    (b) FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

    (c) SECURITY TRANSACTIONS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

       Realized gains or losses are determined by specifically identifying the security sold.

    (d) DIVIDEND POLICY

       The Portfolio will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. Generally, the Portfolio pays income dividends on a quarterly basis. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

    (e) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the Portfolio's average annual daily net asset value. During the six months ended September 30, 1997, the Adviser voluntarily capped total expenses at .75% of the Portfolio's average annual daily net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the six months ended September 30, 1997, the fee was calculated at an average annual rate of .24% of the Portfolio's average daily net assets, of which .21% was waived.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Portfolio, of which 2,358,626 shares are outstanding at September 30, 1997. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Portfolio are summarized as follows:

                                                                       SIX MONTHS ENDED
                                                                        SEPT. 30, 1997      YEAR ENDED
                                                                          (UNAUDITED)     MARCH 31, 1997
                                                                       -----------------  --------------
Transactions in shares:
  Shares issued......................................................         477,347         1,040,794
  Shares redeemed....................................................        (248,499)         (604,489)
  Reinvested dividends...............................................          54,751            88,172
                                                                             --------     --------------
    Net increase.....................................................         283,599           524,477
                                                                             --------     --------------
                                                                             --------     --------------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $6,264,943 and $2,885,956, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 1997, the aggregate gross unrealized appreciation and depreciation were $407,227 and $25,130, respectively.

    For Federal income tax purposes, the Portfolio has realized capital loss carryforwards of $459,490 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2000 -- $25,694, March 31, 2001 -- $31,035, March 31, 2002 -- $35,365, March
    31, 2003 -- $4,254, March 31, 2004 -- $348,510, and March 31, 2005 --
    $14,632.